Exhibit 10.4
PARTIAL ASSIGNMENT OF SUBLEASE
GERALD McGAVIN BUILDING
UNIVERSITY OF BRITISH COLUMBIA
THIS ASSIGNMENT dated for reference December                     , 2006
AMONG:
GLOBE LABORATORIES INC.
(“Globe”)
AND:
CHEMOKINE THERAPEUTICS (B.C.) CORP.
(“Chemokine”)
AND:
DISCOVERY PARKS TRUST by its trustee Discovery Parks
Incorporated
(the “Landlord”)
WHEREAS:
A. Pursuant to a Sub-Lease dated June 23, 2000 (the “Sublease”), the Landlord leased to Globe (as assignee of Chemokine Therapeutics (B.C.) Corp.) Suite 202 and Suite 208 in the Gerald McGavin Building located at 2386 East Mall, University of British Columbia, Vancouver, BC (the “Building”);
B. Pursuant to an Amendment of Lease dated September 1, 2001, the Landlord leased to Globe additional premises being Suite 204 of the Building;
C. Pursuant to a Renewal of Lease dated May 1, 2002, the Term was extended until July 31, 2003;

D. Pursuant to a Renewal of Lease dated July 17, 2003, the Term was extended until July 31, 2004;
E. Pursuant to an Amendment and Extension of Lease dated July 23, 2004, the Term was extended until July 31, 2005, and the Landlord leased to Globe additional premises being Suite 304 of the Building;
F. Pursuant to an Amendment and Extension of Lease dated January 3, 2005 (the “Jan 2005 Amendment”), the Term was extended to July 31, 2007, and the Landlord leased to Globe the following additional premises in the Building:
1. Suite 302 being 1,206 square feet; and
2. Suite 303 being 1,494 square feet;
and Suite 202 (comprising 1,335 square feet) and Suite 204 (comprising 660 square feet) of the Building were both surrendered by Globe to the Landlord, for a total net additional premises of 705 square feet;
G. Pursuant to the Jan 2005 Amendment, Globe also agreed to surrender to the Landlord its lease of Suite 208 of the Building being Globe’s then-current office space upon relocating its office space to the “Technical Enterprise Facility 3” (TEF3) building on the University of British Columbia campus. Pursuant to a Sub-Lease dated May 6, 2005 between the Landlord and Chemokine Therapeutics (B.C.) Corp. (an affiliate of Globe), Globe’s office space was relocated to premises on the fourth floor of the TEF3 building, and accordingly, Globe surrendered to the Landlord its lease of Suite 208 of the Building;
H. Pursuant to an Amendment of Lease dated May 3, 2005, the Landlord leased to Globe additional premises being Suite 305 of the Building;
I. Pursuant to a Sub-lease Amendment Agreement dated March 24, 2006, the Landlord leased to Globe additional premises being Suite 307 of the Building;
J. Pursuant to an Extension and Amendment of Sub-lease Agreement dated for reference December 13, 2006, the Term was extended until July 31, 2008. For greater certainty the Landlord currently leases to Globe the Premises comprised of Suites 302, 303, 304, 305 and 307 of the Building for a Term expiring on July 31, 2008; and

K. Globe wishes to assign Globe’s interest in the Sublease with respect to Suites 302, 303, 304 and 305, comprising 5,404 square feet (the “Assigned Premises”) to Chemokine for the balance of the Term.
KNOW THEREFORE in consideration of the covenants and consent contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties agree as follows:
1.0 DEFINED TERMS
     Except as otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to those terms in the Sublease. The term “Sublease” shall mean the Sublease and all amendments and extensions thereto.
2.0 TENANT’S COVENANTS
     In this agreement (the “Agreement”), the expression “Tenant’s Covenants” means all obligations of Globe as tenant of the Premises under the Sublease or as may be established by law and, without limiting the generality of the foregoing, includes the obligation to pay Basic Rent, Rent, and all other payments owing to the Landlord under the Sublease, whether characterized as Rent or not, and all other obligations of a tenant under the Sublease, whether expressed as conditions, covenants, provisos, representations, undertakings, or warranties.
3.0 EFFECTIVE DATE
     In this Agreement, the expression “Effective Date” means January 1, 2007.
4.0 ASSIGNMENT
     As of and effective on the Effective Date, Globe assigns to Chemokine all of Globe’s right, title, and interest in and to the Sublease as it pertains to the Assigned Premises, subject to payment by Chemokine of Rent reserved in the Sublease and the observance and performance of the other Tenant’s Covenants with respect to the Assigned Premises only.
5.0 ASSIGNOR’S REPRESENTATIONS AND WARRANTIES
     Globe represents and warrants to Chemokine that:
(a)	the Sublease is good, valid, and subsisting and that the Tenant’s Covenants have been and will to the Effective Date be duly observed and performed by Globe;

(b)	Globe now has absolute authority to assign the Sublease and the interest of Globe in the Assigned Premises in the manner aforesaid according to the true intent and meaning of this Agreement; and

(c)	subject to payment of the Rent reserved in the Sublease and observance and performance of the other Tenant’s Covenants by Chemokine with respect to the Assigned Premises, Chemokine may enter the Assigned Premises for the balance of the Term for its own use and benefit, without any interruption by Globe or any person, firm, or corporation claiming under it.
6.0 GLOBE’S INDEMNITIES
6.1 Globe indemnifies and will hold harmless Chemokine from all actions, suits, costs, losses, damages, charges, and expenses for or in respect of the performance of the Tenant’s Covenants with respect to the Assigned Premises for the period up to the Effective Date.
7.0 CHEMOKINE’S COVENANTS
     During the balance of the Term and any renewal thereof, Chemokine will:
(a)	pay the Rent reserved at the times and in the manner provided in the Sublease with respect to Assigned Premises;

(b)	not assign the Sublease or sublet or part with possession of the Assigned Premises or any part thereof without the prior written consent of the Landlord, requested and granted in accordance with the Sublease;

(c)	perform all of the other Tenant’s Covenants as if Chemokine was the tenant originally named in the Sublease with respect to the Assigned Premises; and

(d)	indemnify and save harmless Globe from all actions, suits, costs, losses, damages, charges, and expenses for or in respect of any breach by Chemokine of the Tenant’s Covenants with respect to the Assigned Premises arising on and after the Effective Date.
8.0 CONSENT
     The Landlord hereby consents to the assignment contained in this Agreement.

9.0 LIMITATION OF CONSENT
     The consent of the Landlord contained in this Agreement is restricted to the assignment set forth in this Agreement and the Landlord’s consent herein will not be deemed to be a consent to or waiver of the requirement for the Landlord’s consent to any further or other assignment of the Sublease or subletting or parting with possession of the Premises or any part thereof.
10.0 SURVIVAL OF PROVISIONS
     The provisions of the Sublease will survive the execution and delivery of this Agreement and will not merge in this Agreement.
11.0 FURTHER ASSURANCES
     Each party will, at all times hereafter at the request and cost of any other party, execute such further and other documents as such other party may reasonably require in order to evidence or give effect to the terms of this Agreement.
12.0 AMENDMENT OF SUBLEASE
     The Sublease will be deemed to be amended hereby with all necessary changes being made to incorporate and give effect to the provisions hereof. Save as amended hereby, the parties acknowledge that the Sublease is otherwise unchanged, and that as amended hereby, the Sublease is in full force and effect, in accordance with its terms.
13.0 ENUREMENT
     This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, administrators, personal representatives, successors, and assigns.
     IN WITNESS WHEREOF the parties executed this Agreement as of the date first above written.

DISCOVERY PARKS TRUST, by its Trustee
Discovery Parks Incorporated

Per:	/s/ Mark Betteridge

Authorized Signatory

Per:

Authorized Signatory

GLOBE LABORATORIES INC.

Per:	/s/ Hassan Salari

Authorized Signatory

Per:

Authorized Signatory

CHEMOKINE THERAPEUTICS (B.C.) CORP.

Per:	/s/ Hassan Salari

Authorized Signatory

Per:

Authorized Signatory